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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 20, 2000

                           SPECIAL METALS CORPORATION
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                000-22029                 25-1445468
  ------------------        ----------------          ------------------
   (State or Other           (Commission               (IRS Employer
   Jurisdiction of           File Number)            Identification Number)
   Incorporation)

                           4317 Middle Settlement Road
                          New Hartford, New York 13413
                ------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 798-2900


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Item 5.      Other Events.

             On July 20, 2000, the Registrant issued a press release regarding the retirement of Dr. Donald R. Muzyka, from his positions as President and Chief Executive Officer of the Registrant and as a member of the Registrant's Board of Directors. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

The following is an exhibit to this Report:

                  Exhibit No.               Description
                  --------------            --------------
                  Exhibit 99.1              Press Release, dated July 20, 2000,
                                            issued by the Registrant.

                                   SIGNATURES
                               -------------------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPECIAL METALS CORPORATION


                                          By: /s/ Robert F. Dropkin
                                              --------------------------
                                          Name:  Robert F. Dropkin
                                          Title: Vice President, Secretary and
                                                 Chief Legal Counsel





Dated:  July 26, 2000


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                                EXHIBIT INDEX

                          SPECIAL METALS CORPORATION

                          Current Report on Form 8-K

                 Exhibit No.               Description
                 -----------               ------------
                 Exhibit 99.1              Press Release dated July 20, 2000.




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